Exhibit 99.1
                                                          ------------

                           CERTIFICATION

        In connection with the Quarterly Report on Form 10-QSB of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. (the "Company") for the fiscal quarter ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Andrew L. Simon, President, Chief Executive Officer and Chief Financial Officer, and a director, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

        (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

        (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2003



                                     /s/ ANDREW L. SIMON

                                     President, Chief Executive Officer
                                     and Chief Financial Officer